UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 18, 2007(September 12, 2007)

GMH COMMUNITIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32290	201181390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Campus Boulevard

Newtown Square, Pennsylvania 19073

(Address of principal executive offices)

(610) 355-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;     Compensatory Arrangements of Certain Officers.

(c)             On September 12, 2007, the Board of Trustees of GMH Communities Trust (the “Trust”) appointed Marina Dikos as Chief Accounting Officer of the Trust. Ms. Dikos has been the Company’s Vice President and Corporate Controller since August 2006, and prior to that time was a Senior Manager in the audit division of KPMG LLP from September 2002 through July 2006.  Ms. Dikos is 38 years old, received her Bachelor of Arts degree in Management from Gettysburg College in 1991 and has been a certified public accountant since 1996.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)           Exhibits.

A copy of the Trust’s press release announcing the event described in Item 5.02 of this Current Report on Form 8-K is filed as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2007

GMH COMMUNITIES TRUST

	By:	/s/ J. Patrick O’Grady
	Name:	J. Patrick O’Grady
	Title:	Executive Vice President and Chief Financial Officer